                                                                  EXHIBIT 10.27


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                        SECURITIES PURCHASE AGREEMENT

                                  between

                      ALLIANCE DATA SYSTEMS CORPORATION

                                    and


                       WCAS CAPITAL PARTNERS III, L.P.








                        Dated as of September 15, 1998


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


                              TABLE OF CONTENTS



                                                                          Page
                                                                          ----
I.     PURCHASE AND SALE OF SECURITIES ...............................      1

       SECTION 1.01     Issuance, Sale and Delivery of the
                         Securities ..................................      2

II.    THE CLOSING ...................................................      2

       SECTION 2.01     Closing Date .................................      2

III.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY .................      2

       SECTION 3.01     Organization, Qualifications and
                         Corporate Power .............................      2
       SECTION 3.02     Authorization of Agreements, Etc. ............      3
       SECTION 3.03     Validity .....................................      3
       SECTION 3.04     Authorized Capital Stock .....................      3
       SECTION 3.05     Governmental Approvals .......................      4
       SECTION 3.06     Offering of the Securities ...................      4
       SECTION 3.07     Accuracy of Representations and
                         Warranties in the Merger Agreement ..........      4
       SECTION 3.08     Financial Statements .........................      5
       SECTION 3.09     Regulations G and X ..........................      5

IV.    REPRESENTATIONS AND WARRANTIES OF THE PURCHASER ...............      5

       SECTION 4.01     Authorization ................................      5
       SECTION 4.02     Validity .....................................      5
       SECTION 4.03     Investment Representations ...................      5

V.     CONDITIONS PRECEDENT ..........................................      7

       SECTION 5.01     Conditions Precedent to the
                         Obligations of the Purchaser ................      7
       SECTION 5.06     Conditions Precedent to the
                         Obligations of the Company ..................      7

VI.    MISCELLANEOUS .................................................      8

       SECTION 6.01     Expenses, Etc. ...............................      8
       SECTION 6.02     Survival of Agreements .......................      8
       SECTION 6.03     Parties in Interest ..........................      9
       SECTION 6.04     Notices ......................................      9
       SECTION 6.05     Entire Agreement; Modifications ..............     10
       SECTION 6.06     Counterparts .................................     10
       SECTION 6.07     Governing Law ................................     10



                       INDEX TO EXHIBITS AND SCHEDULES


       EXHIBIT          DESCRIPTION
       -------          -----------
          A             Form of 10% Subordinated Note
          B             Form of Amendment to Amended and
                         Restated Stockholders Agreement


          SECURITIES PURCHASE AGREEMENT, dated as of September 15, 1998, between ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corporation (the "Company"), and WCAS CAPITAL PARTNERS III, L.P., a Delaware limited partnership (the "Purchaser").

          WHEREAS pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 14, 1998 between the Company, HSI Acquisition Corp., a Minnesota corporation and a wholly-owned subsidiary of the Company ("Merger Subsidiary"), and Harmonic Systems Incorporated, a Minnesota corporation ("Harmonic"), Merger Subsidiary will merge with and into Harmonic and Harmonic will become a wholly-owned subsidiary of the Company; and

          WHEREAS in order to finance the transactions contemplated by the Merger Agreement, the Company wishes to issue and sell on the Closing Date
(as hereinafter defined) to the Purchaser (i) an aggregate of 5,900,000 shares (collectively, the "Shares") of Common Stock, $.01 par value ("Common Stock"), of the Company, and (ii) the Company's 10% Subordinated Note Due September 15, 2008 in the principal amount of $52,000,000; and

          WHEREAS the Purchaser wishes to purchase the Shares and said Note, all on the terms and subject to the conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                       I.

                         PURCHASE AND SALE OF SECURITIES

          SECTION 1.01 ISSUANCE SALE AND DELIVERY OF THE SECURITIES.

          (a) Subject to the terms and conditions set forth herein, on the Closing Date the Company shall issue, sell and deliver to the Purchaser, and the Purchaser shall purchase from the Company, (i) the Shares and (ii) a 10% Subordinated Note Due September 15, 2008 of the Company, substantially in the form of Exhibit A hereto, dated the Closing Date, in the principal amount of $52,000,000 (such note, and any note or notes issued in exchange or substitution therefor, being hereinafter called the "Note"). The Company shall issue a certificate or certificates in definitive form, registered in the name of the Purchaser, evidencing the Shares. The Shares and the Note are sometimes collectively referred to herein as the "Securities".

          (b) As payment in full for the Securities, and against delivery thereof as aforesaid, on the Closing Date the Purchaser shall pay to the Company, by wire transfer of immediately available funds to an account designated by the Company, the sum of $52,000,000.

                                     II.

                                THE CLOSING

          SECTION 2.01 CLOSING DATE. The closing of the sale and purchase of the Securities shall take place at the offices of Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111, at 10 a.m., New York time, on September 15, 1998, or at such other date and time as may be mutually agreed upon by the Purchaser and the Company (such date and time of the closing being herein called the "Closing Date").

                                     III.

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Purchaser as follows:

          SECTION 3.01  ORGANIZATION, QUALIFICATIONS AND CORPORATE POWER.
The Company is a corporation duly incorporated validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership of its properties makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, assets, operations or condition (financial or other) of the Company (a "Material Adverse Effect"). The Company has the corporate power and authority to own and hold its properties, to carry on its business as currently conducted, to execute, deliver and perform this Agreement, the Note and the Amendment to Amended and Restated Stockholders Agreement in the form attached hereto as Exhibit B (the "Stockholders Agreement Amendment") and to issue and deliver the Shares. The Purchaser has been furnished with true and complete copies of the Company's Certificate of Incorporation and By-laws, reflecting all amendments thereto through the date hereof.

          SECTION 3.02  AUTHORIZATION OF AGREEMENTS, ETC.

          (a) The execution and delivery by the Company of this Agreement, the Note and the Stockholders Agreement Amendment, the '
performance by the Company of its respective obligations hereunder and thereunder and the issuance, sale and delivery by the Company of the Shares have been duly authorized by all requisite corporate action and not (i) violate any provision of law applicable to the Company, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company that, in any such case, would have a Material Adverse Effect.

          (b) The Shares will, when issued and paid for in accordance with this Agreement, be validly issued, fully paid and nonassessable shares of Common Stock. The issuance, sale and delivery of the Shares to the Purchaser hereunder is not subject to any preemptive rights of stockholders of the Company or to any right of first refusal or other similar right in favor of any person.

          SECTION 3.03 VALIDITY. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles. The Note and the Stockholders Agreement Amendment, when executed and delivered by the Company as provided in this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

          SECTION 3.04  AUTHORIZED CAPITAL STOCK.

               (a) The authorized capital stock of the Company consists of 450 million shares of Common Stock, $.01 par value, of which an aggregate of 421,929,815 shares are validly issued and outstanding, fully paid and nonassessable.

               (b) Except as contemplated by this Agreement and with respect to employee stock options outstanding as of the date hereof or to be granted by the Board of Directors of the Company from time to time after the date hereof, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding and (ii) there is no commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of the Company's capital stock, any evidences of indebtedness or assets and (iii) the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof.

          SECTION 3.05 GOVERNMENTAL APPROVALS. No registration or filling with, or consent or approval of, or other action by, any federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance of this Agreement, the Note and the Stockholders Agreement Amendment, or the issuance, sale and delivery of the Shares.

          SECTION 3.06 OFFERING OF THE SECURITIES. Neither the Company nor any person authorized or employed by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Securities or any similar securities of the Company has offered any such securities for sale to, or solicited any offers to buy any such securities from, or otherwise approached or negotiated with respect thereto with, any person or persons, under circumstances that involved the use of any form of general advertising or solicitation as such terms are defined in Regulation D of the Securities Act of 1933, as amended (the "Securities Act"); and neither the Company nor any person acting on the Company's behalf has taken or will take any action (including, without limitation, any offer, issuance or sale of any securities of the Company under circumstances which might require the integration of such transactions with the sale of the Securities under the Securities Act or the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder) which might subject the offering, issuance or sale of the Note and/or the Shares to the Purchaser to the registration provisions of the Securities Act.

          SECTION 3.07 ACCURACY OF REPRESENTATIONS AND WARRANTIES IN THE MERGER AGREEMENT. The representations and warranties of the Company contained in Article 4 of the Merger Agreement are true and correct as of the date hereof and will be true and correct as of the Closing Date in all material respects. To the best knowledge of the Company, the representations and warranties of Harmonic contained in Article 3 of the Merger Agreement are true and correct as of the date hereof and will be true and correct as of the Closing Date in all materials respects.

          SECTION 3.08 FINANCIAL STATEMENTS. The audited financial statements of the Company at and for the year ended January 31, 19998 and the unaudited financial statements for the quarterly period ended May 2, 1998, copies of which have been delivered to the Purchaser, fairly present the consolidated financial position of the Company as of such dates and the consolidated income, cash flows and stockholders' equity for the periods covered thereby.

          SECTION 3.09 REGULATIONS G AND X. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined, from time to time, in Regulation G promulgated by the Board of Governors of the Federal Reserve System), and no part of the proceeds from the Note or the Shares or other financing in connection with the transactions contemplated by the Merger Agreement will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of Regulations G and X.

                                       IV.
                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The Purchaser represents and warrants to the Company as follows:

          SECTION 4.01 AUTHORIZATION. The execution, delivery and performance by the Purchaser of this Agreement and the Stockholders Agreement Amendment and the purchase and receipt by the Purchaser of the Securities have been duly authorized by all requisite action on the part of the Purchaser, and will not violate any provision of law, any order of any court or other agency of government applicable to the Purchaser, the governing instrument of the Purchaser, or any provision of any indenture, agreement or other instrument by which the Purchaser or any of the Purchaser's properties or assets are bound, or conflict with result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Purchaser, that in any case, would have a material adverse effect on the business, assets, operations or condition (financial or other) of the Purchaser.

          SECTION 4.02 VALIDITY. This Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect affecting the enforcement of creditors' rights generally and to general equity principles.

        SECTION 4.03 INVESTMENT REPRESENTATIONS.

          (a) The Purchaser is acquiring the Securities for its own account, for investment, and not with a view toward the resale or distribution thereof in violation of applicable law.

          (b) The Purchaser understands that (i) neither the Note nor the Shares have been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, (ii) the Securities must be held indefinitely unless and subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Note and the Shares will bear a legend to such effect and (iv) the Company will make notations on its transfer books to such effect.

         (c) The Purchaser is able to fend for itself in the transactions contemplated by this Agreement and that it has the ability to bear the economic risks of its investment in the Securities for an indefinite period of time. The Purchaser has had the opportunity to ask questions of, and receive answers from, officers of the Company with respect to the business and financial condition of the Company and the terms and conditions of the offering of the Securities and to obtain additional information necessary to verify such information or can acquire it without unreasonable effort or expense.

          (d) The Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities. The Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Commission under the Securities Act with respect to its purchase of the Securities, and that the Purchaser has not been formed solely for the purpose of purchasing the Securities.

          (e) The Purchaser understands that the exemption from registration afforded by Rule 144 under the Securities Act depends on the satisfaction of various conditions and that, if applicable. Rule 144 affords the basis of sales of the Securities in limited amounts under certain circumstances.

                                      V.

                             CONDITIONS PRECEDENT

          SECTION 5.01 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser hereunder are, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

          (a) REPRESENTATION AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date.

          (b) PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or on the Closing Date.

          (c) ALL PROCEEDINGS TO BE SATISFACTORY. All corporate and other proceedings to be taken by the Company and all waivers and consents to be obtained by the Company in connection with the transactions contemplated hereby shall have been taken or obtained by the Company and all documents incident thereto shall be satisfactory in form and substance to the Purchaser and its counsel.

          (d) MERGER AGREEMENTS. The transactions contemplated by the Merger Agreement shall have been consummated on or prior to the Closing Date in accordance with the Merger Agreement as originally executed, without any material amendments or waivers.

          (e) STOCKHOLDERS AGREEMENT AMENDMENT. On the Closing Date, the Stockholders Agreement Amendment shall have been fully executed.

          SECTION 5.02 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company hereunder are, at its option, subject to the satisfaction, on or before the Closing Date, of the following conditions:

          (a) REPRESENTATIONS AND WARRANTIES TO BE TRUE AND CORRECT. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

          (b) PERFORMANCE. The Purchaser shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or on the Closing Date.

          (c) ALL PROCEEDINGS TO BE SATISFACTORY. All proceedings to be taken by the Purchaser and all waivers and consents to be obtained by the Purchaser in connection with the transactions contemplated hereby shall have been taken or obtained by the Purchaser and all documents incident thereto shall be satisfactory in form and substance to the Company and its counsel.

          (d) MERGER AGREEMENT. The transactions contemplated by the Merger Agreement shall have been consummated on or prior to the Closing Date in accordance with the Merger Agreement.


                                   VI.

                              MISCELLANEOUS

          SECTION 6.01 EXPENSES, ETC. Each party hereto will pay its own expenses in connection with the transactions contemplated by this Agreement, whether or not such transactions shall be consummated; PROVIDED, HOWEVER, that the Company shall pay the reasonable fees and disbursements of Reboul, MacMurray, Hewitt, Maynard & Kristol, the Purchaser's counsel. Each party hereto will indemnify and hold harmless the other against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, made as a result of any agreements, arrangements or understanding made or claimed to have been made by such party with any third party.

          SECTION 6.02 SURVIVAL OF AGREEMENTS. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Securities pursuant hereto and all statements contained in any certificate or other instrument delivered by the Company hereunder shall be deemed to constitute representations and warranties made by the Company.

          SECTION 6.03 PARTIES IN INTEREST. All covenants and agreements contained in this Agreement by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, except for transferees in a Public Sale. For the purposes of this Agreement, "Public Sale" means any sale of Shares to the public pursuant to an offering registered under the Securities Act or to the public pursuant to the provisions of

Rule 144 (or any successor or similar rule) adopted under the Securities Act.

          SECTION 6.04 NOTICES. Any notice or other communications required or permitted hereunder shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class certified mail, postage pre-paid, or by telecopy addressed to such party at the address or telecopy number set forth below or such other address or telecopy number as may hereafter be designated in writing by the addressee to the addressor listing all parties:

          if to the Company, to:

               Alliance Data Systems Corporation
               5001 Spring Valley Road, Suite 650W
               Dallas, Texas 75244
               Attention: General Counsel and Chief Financial Officer Telecopy Number: (972) 960-5330

          if to the Purchaser, to it at:

               c/o Welsh, Carson, Anderson & Stowe
               320 Park Avenue
               Suite 2500
               New York, New York 10022
               Attention:  Anthony J. deNicola
               Telecopy Number:  (212) 945-2016

               with a copy to:

               Reboul, MacMurray, Hewitt, Maynard & Kristol
               45 Rockefeller Plaza
               New York, New York 10111
               Attention:  Robert A. Schwed, Esq.
               Telecopy Number:  (212) 841-5725

or, in any case, at such other address or addresses as shall have been furnished in writing by such party to the other party hereto. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of telecopy, when received.

          SECTION 6.05 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be amended or modified nor any provisions waived except in a writing signed by the Company and holders owning an aggregate of not less than 66-

2/3% of the outstanding principal amount of the outstanding notes and not less than 66-2/3% of the outstanding shares of Common Stock issued hereunder and not previously transferred in a Public Sale.

          SECTION 6.06 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          SECTION 6.07 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the day and year first above written.


                                             ALLIANCE DATA SYSTEMS CORPORATION


                                             By /s/ Edward K. Mims
                                                ------------------------------
                                                Title: EVP & CFO


                                             WCAS CAPITAL PARTNERS III, L.P.
                                             By WCAS CP III Partners,
                                                General Partner


                                             By /s/ Laura Van Buren
                                                -----------------------------
                                                General Partner

                                                         EXHIBIT A


     THIS NOTE IS ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OLD") AS DEFINED BY SECTION 1273(a)(1) OF THE INTERNAL REVENUE
      CODE OF 1986, AS AMENDED. THE FOLLOWING INFORMATION IS PROVIDED PURSUANT TO THE INFORMATION REPORTING REQUIREMENTS
     SET FORTH IN PROPOSED TREASURY REGULATION 1.1275-3.


     THE ISSUE PRICE OF THIS DEBT INSTRUMENT IS $45,510,000.
     THE AMOUNT OF OID ON THIS DEBT INSTRUMENT IS $6,490,000. THE ISSUE DATE OF THIS DEBT INSTRUMENT IS SEPTEMBER 15, 1998.
      THE YIELD TO MATURITY OF THIS DEBT INSTRUMENT IS 14.46%

       THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES
      ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE
       DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT
            OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                     ALLIANCE DATA SYSTEMS CORPORATION


                           10% Subordinated Note
                           Due September 15, 2008


Registered                                      New York, New York
R-001                                           September 15, 1998
$52,000,000

          ALLIANCE DATA SYSTEMS CORPORATION, a Delaware corpora-tion (hereinafter called the "Company"), -for value received, hereby promises to pay to WCAS CAPITAL PARTNERS III, L.P., a Delaware limited partnership, or registered assigns, the princi-pal sum of FIFTY-TWO MILLION AND NO/100 Dollars ($52,000,000), in two equal installments on September 15, 2007 and September 15, 2008, and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from the date hereof on the unpaid principal amount hereof at the rate of 10% per annum, payable semi-annually in arrears on the fifteenth day of March and September of each year (each said day being an "Interest Payment Date"), commencing on March 15,1999, until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at the rate of 12% per annum on any overdue principal amount and (to the extent permitted by applicable law) on any overdue interest until paid.

          All payments of principal and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

          For purposes of this Note, "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday under the laws of the state of New York.

          1. NOTES. This Note is one of a duly authorized issue of Subordinated Notes (herein called the "Notes") made or to be made by the Company in the aggregate principal amount of $52,000,000, maturing on September 15, 2008 and bearing interest payable at the same rate and on the same dates as the interest on the principal amount of this Note.

          2. TRANSFER, ETC. OF NOTES. The Company shall keep at its office or agency maintained as provided in paragraph (a) of Section 11 a register in which the Company shall provide for the registration of Notes and for the registration of transfer and exchange of Notes. The holder of this Note may, at its option, and either in person or by duly authorized attorney, surrender the same for registration of transfer or exchange at the office or agency of the Company maintained as provided in paragraph (a) of Section 11, and, without expense to such holder (except for taxes or governmental charges imposed in connection therewith), receive in exchange therefor a Note or Notes each in such denomination or denominations as such holder may request, dated as of the date to which interest has been paid on the Note or Notes so surrendered for transfer or exchange, for the same aggregate principal amount as the then unpaid principal amount of the Note or Notes so surrendered for transfer or exchange, and registered in the name of such person or persons as may be designated by such holder. Every Note presented or surrendered for registration of transfer of exchange shall be duly endorsed, or shall be accompanied by a written instrument of transfer, satisfactory in form to the Company, duly executed by the holder of such Note or his attorney duly authorized in writing. Every Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note. No transfer or exchange of any Note shall be valid unless made in the foregoing manner at such office or agency.

          3. LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss and indemnity from the holder hereof reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of this Note, a new Note of like tenor and unpaid principal amount and dated as of the date to which interest has been paid on this Note.

         4. PERSONS DEEMED OWNERS; HOLDERS. The Company may deem and treat the person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue. With respect to any Note at any time outstanding, the term "holder", as used herein, shall be deemed to mean the person in whose name such Note is registered as aforesaid at such time.

         5. PAYMENT IN KIND. On March 15 and September 15 of each year during the term of this Note (each an "Eligible Interest Payment Date"), the Company may elect to satisfy its obligation to pay interest on this Note by issuing to the holder hereof a deferred interest note or notes in substantially the form hereof (which note or notes shall hereinafter be called the "Deferred Interest Notes") in a principal amount equal to the interest that would have been payable to such holder on such Eligible Interest Payment Date. If the Company shall so elect, it shall deliver to the holder a certificate of the officer of the Company, not less than five Business Days prior to the Eligible Interest Payment Date, stating that the Company will pay such interest in the form of Deferred Interest Notes, together with a resolution of the Board of Directors of the Company authorizing the issuance of Deferred Interest Notes in the appropriate principal amount, and a representation that such Deferred Interest Notes will be binding obligations of the Company, enforceable in accordance with their terms.

         6.   PREPAYMENTS.

               (a) OPTIONAL PREPAYMENT. Upon notice given as provided in
    Section 7 the Company may, at its option, prepay the Notes, as a whole at any time or in part from time to time, in amounts which shall be integral multiples of $100,000, at the unpaid principal amount thereof so to be prepaid, together with interest accrued thereon to the date fixed for such prepayment. All prepayments shall be applied to installments of principal hereof in inverse order of maturity.

              (b) MANDATORY PREPAYMENT UPON PUBLIC OFFERING. If at any time while any of the Notes shall be outstanding the Company shall consummate a public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act, then upon the consummation of each such offering the Company shall apply to prepayment of the Notes (to the extent permitted under the Company's Credit Agreement, dated as of July 24, 1998 (as amended the "Credit Agreement") with Morgan Guaranty Trust Company of New York, as Agent), without penalty or premium (up to the amount required to prepay all the Notes including accrued interest thereon) an amount that, including principal to be prepaid and accrued interest thereon, is equal to one-third of the proceeds of such offering to the Company (net of underwriting discounts and commissions).

               (c) MANDATORY OID PREPAYMENT. To the extent permitted by the Credit Agreement, on any interest payment date on or after September 15, 2003, the Company must pay an amount of accrued original issue discount on this Note as shall be necessary to ensure that this Note shall not be considered an "applicable high yield discount obligation" within the meaning of Section 163(i) of the Internal Revenue Code of 1986, as amended, or any successor provision. The amount of interest payable on this Note at maturity shall be reduced by the amount of any accrued original issue discount that is paid under this Section 5(c).

          7. NOTICE OF PREPAYMENT AND OTHER NOTICES. The Company shall give written notice of any prepayment of this Note or any portion hereof pursuant to Section 6 not less than 10 nor more than 60 days prior to the date fixed for such prepayment. Such notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the person in whose name this Note is registered at its address designated on the register maintained by the Company on the date of mailing such notice of prepayment or other notice. Upon notice of prepayment being given as aforesaid, the Company covenants and agrees that it will prepay, on the date therein fixed for prepayment, this Note or the portion hereof, as the case may be, so called for prepayment, at the principal amount thereof so called for prepayment together with interest accrued thereon to the date fixed for such prepayment.

          8. ALLOCATION OF PREPAYMENT. In the event of any prepayment, purchase, redemption or retirement of less than all of the outstanding Notes, the Company will allocate the principal amount so to be prepaid, purchased, redeemed or retired (but only in units of $100,000) to each Note in proportion, as nearly as may be, to the aggregate principal amount of all Notes then outstanding.

          9. INTEREST AFTER DATE FIXED FOR PREPAYMENT. If this Note or a portion hereof is called for prepayment as herein provided, this Note or such portion shall cease to bear interest on and after the date fixed for such prepayment unless, upon presentation for the purpose, the Company shall fail to pay this Note or such portion, as the case may be, in which event this Note or such portion, as the case may be, and, so far as may be lawful, any overdue installment of interest, shall bear interest on and after the date fixed for such prepayment and until paid at the rate PER ANNUM provided herein for overdue principal.

         10. SURRENDER OF NOTES; NOTATION THEREON. Upon any prepayment of a portion of the principal amount of this Note, the holder hereof, at its option, may require the Company to execute and deliver at the expense of the Company (except for taxes or governmental charges imposed in connection therewith), upon surrender of this Note, a new Note registered in the name of such person or persons as may be designated by such holder for the principal amount of this Note then remaining unpaid, dated as of the date to which interest has been paid on the principal amount of this Note then remaining unpaid, or may present this Note to the Company for notation hereon of the payment of the portion of the principal amount of this Note so prepaid.

         11. COVENANTS. The Company covenants and agrees that, so long as any Note shall be outstanding:

         (a) MAINTENANCE OF OFFICE. The Company will maintain an office or agency in such place in the United States of America as the Company may designate in writing to the registered holder hereof, where the Notes may be presented for registration of transfer and for exchange as herein provided, where notices and demands to or upon the Company in respect of the Notes may be served and where, at the option of the holders thereof, the Notes may be presented for payment.

         (b) PAYMENT OF TAXES. The Company will promptly pay and discharge or cause to be paid and discharged, before the same shall become in default, all lawful taxes and assessments imposed upon the Company or any subsidiary or upon the income and profits of the Company or any subsidiary, or upon any property, real, personal or mixed, belonging to the Company or any subsidiary, or upon any part thereof by the United States or any State thereof, as well as all lawful claims for labor, materials and supplies which, if unpaid, would become a lien or charge upon such property or any part thereof; PROVIDED, HOWEVER, that neither the Company nor any subsidiary shall be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as both (x) the Company has set aside adequate reserves for such tax, assessment, charge, levy or claim and (y) (i) the Company or a subsidiary shall be contesting the validity thereof in good faith by appropriate proceedings or (ii) the Company shall, in its good faith judgment, deem the validity thereof to be questionable and the party to whom such tax, assessment, charge, levy or claim is allegedly owed shall not have made written demand for the payment thereof.

           (c) CORPORATE EXISTENCE. The Company will do or cause to be done all things necessary and lawful to preserve and keep in full force and effect its corporate existence, rights and franchises and the corporate existence, rights and franchises of each of its subsidiaries; PROVIDED, HOWEVER, that nothing in this paragraph (c) shall prevent the abandonment or termination of any rights or franchises of the Company, or the liquidation or dissolution of, or a sale, transfer or disposition (whether through merger, consolidation, sale or otherwise) of all or any substantial part of the property and assets of, any subsidiary or the abandonment or termination of the corporate existence, rights and franchises of any subsidiary if such abandonment, termination, liquidation, dissolution, sale, transfer or disposition is, in the good faith business judgment of the Company, in the best interests of the Company and is not disadvantageous in any material respect to the holders of the Notes.

           (d) MAINTENANCE OF PROPERTY. The Company will at all times maintain and keep, or cause to be maintained and kept, in good repair, working order and condition all significant properties of the Company and its subsidiaries used in the conduct of the business of the Company and its subsidiaries, and will from time to time make or cause to be made all needful and proper repairs, renewals, replacement, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this paragraph (d) shall require (i) the making of any repair or renewal or (ii) the continuance of the operation and maintenance of any property or (iii) the retention of any assets if such action (or inaction) is, in the good faith business judgment of the Company, in the best interests of the Company (and the best interests of any subsidiary concerned or affected thereby) and is not disadvantageous in any material respect to the holders of the Notes.

           (e) INSURANCE. The Company will, and will cause each of its subsidiaries to, (i) keep adequately insured, by financially sound and reputable insurers, all property of a character usually insured by corporations engaged in the same or a similar business similarly situated against loss or damage of the kinds customarily insured against by such corporations and (ii) carry, with financially sound and reputable insurers, such other insurance (including, without limitation, liability insurance) in such amounts as are available at reasonable expense and to the extent believed necessary in the good faith business judgment of the Company.

          (f) KEEPING OF BOOKS. The Company will at all times keep, and cause each of its subsidiaries to keep, proper books of record and account in which proper entries will be made of its transactions with generally accepted accounting principles consistently applied.

          (g) TRANSACTIONS WITH AFFILIATES. The Company will enter into any transaction with any director, officer, stockholder, employee or affiliate of the Company only upon fair and reasonable terms.

          (h) NOTICE OF DEFAULT. If any one or more events which constitute, or which with notice or lapse of time or both would constitute, an Event of Default under Section 12 shall occur, or if the holder of any Note shall demand payment or take any other action permitted upon the occurrence of any such Event of Default, the Company shall, immediately after it becomes aware that any such event has occurred or that such demand has been made or that any such action has been taken, give notice to all holders of the Notes, specifying the nature of such event or of such demand or action, as the case may be; PROVIDED, HOWEVER, that if such event, in the good faith judgment of the Company, will be cured within ten days after the Company has knowledge that such event would, with or without notice or lapse of time or both, constitute such an Event of default, no such notice need be given if such Event of Default shall be cured within such ten-day period.

          12. MODIFICATION BY HOLDERS; WAIVER. The Company may, with the written consent of the holders of not less than 66 2/3% in principal amount of the Notes then outstanding, modify the terms and provisions of the Notes or the rights of the holders of the Notes or the obligations of the Company thereunder, and the observance by the Company of any term or provision of the Notes may be waived with the written consent of the holders of not less than 66 2/3% in principal amount of the Notes then outstanding; PROVIDED, HOWEVER, that no such modification or waiver shall

          (a) change the maturity of any Note or reduce the principal amount thereof or reduce the rate or extend the time of payment of interest thereon without the consent of the holder of each Note so affected; or

          (b)  give any Note any preference over any other Note;

          (c) reduce the percentage of Notes, the consent of the holders of which is required for any such modification; or

         (d) amend the provisions of Section 17 hereof without the consent of the holders of Senior Indebtedness (as hereinafter defined).

         Any such modification or waiver shall apply equally to all the holders of the Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such modification or waiver, but any Note issued thereafter shall bear a notation referring to any such modification or waiver. Promptly after obtaining the written consent of the holders as herein provided, the Company shall transmit a copy of such modification or waiver to all the holders of the Notes at the time outstanding.

         13. EVENTS OF DEFAULT. If any one or more of the following events, herein called Events of Default, shall occur, for any reason whatsoever, and whether such occurrence shall, on the part of the Company or any subsidiary, be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of a court of competent jurisdiction or any order, rule or regulation of any administrative or other governmental authority and such Event of Default shall be continuing:

         (a) default shall be made in the payment of the principal of any Note when and as the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise; or

         (b) default shall be made in the payment of any installment of interest on any Note according to its terms when and as the same shall become due and payable and such default shall continue for a period of five days; or

         (c) default shall be made in the due observance or performance of any other covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof or of the Securities Purchase Agreement dated as of September 15, 1998 among the Company and the Purchaser (the "Purchase Agreement"), and such default shall continue for 30 days after written notice thereof, specifying such default and requesting that the same be remedied, shall have been given to the Company by the holder or holders of at least 25% of the principal amount of the Notes then outstanding (the Company to give forthwith to all other holders of Notes at the time outstanding written notice of the receipt of such notice specifying the default referred to therein); or

          (d) any representation or warranty made by the Company in the Purchase Agreement shall prove to have been false or incorrect in any material respect on the date on or as of which made; or

          (e) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company or any subsidiary in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or any subsidiary or for any substantial part of any of their property, or ordering the winding-up or liquidation of any of their affairs and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (f) the commencement by the Company or any subsidiary of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or the consent by any of them to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or any subsidiary or for any substantial part of their property, or the making by any of them of any assignment for the benefit of creditors, or the failure of the Company or any subsidiary generally to pay its debts as such debts become due; or

          (g) default as defined in any instrument evidencing or under which the Company or any subsidiary has outstanding at the time any indebtedness for money borrowed in excess of $50,000 in aggregate principal amount shall occur and as a result thereof the maturity of any such indebtedness shall have been accelerated so that the same shall have become due and payable prior to the date on which the same would otherwise have become due and payable and such acceleration shall not have been rescinded or annulled within 30 days; or

          (h) final judgment for the payment of money in excess of $50,000 shall be rendered against the Company or a subsidiary and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed;

then, the holder or holders of a least 26% in aggregate principal amount of the Notes at the time outstanding may, at its or their option, by notice to the Company, declare all the Notes to be, and all the Notes shall thereupon be and become, forthwith due and payable together with interest accrued thereon without presentment, demand, protest or further notice of any kind, all of which are expressly waived to the extent permitted by law.

          At any time after any declaration of acceleration as to all of the Notes has been made as provided in this Section 13, the holders of at least 66 2/3% in principal amount of the Notes then outstanding may, by notice to the Company, rescind such declaration and its consequences, if (i) the Company has paid all overdue installments of interest on the Notes and all principal that has become due otherwise than by such declaration of acceleration and (ii) all other defaults and Events of Default (other than nonpayments of principal and interest that have become due solely by reason of acceleration) shall have been remedied or cured or shall have been waived pursuant to this paragraph, PROVIDED, HOWEVER, that no such rescission shall extend to or affect any subsequent default or Event of Default or impair any right consequent thereon.

          14. SUITS FOR ENFORCEMENT. In case any one or more of the Events of Default specified in Section 13 of this Note shall occur and be continuing, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may proceed to enforce the payment of this Note or to enforce any other legal or equitable right of the holder of this Note.

          In case of any default under any Note, the Company will pay to the holder thereof such amounts as shall be sufficient to cover the costs and expenses of such holder due to said default, including, without limitation, collection costs and reasonable attorneys' fees, to the extent actually incurred.

          15. REMEDIES CUMULATIVE. No remedy herein conferred upon the holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

          16. REMEDIES NOT WAIVED. No course of dealing between the Company and the holders of this Note or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any right of any holder of this Note.

          17. SUBORDINATION. (a) SUBORDINATION. Anything in this Note to the contrary notwithstanding, the obligation of the Company to pay the principal of and interest on this

Note, and to discharge all its other obligations hereunder, shall be subordinate and junior in right of payment to the extent set forth in the following paragraphs (A), (B) and (C), inclusive, to (i) all obligations of the Company to banks or other financial institutions for borrowed money (including under the Credit Agreement), and (ii) all obligations of the Company to banks or other financial institutions under guarantees by the Company of obligations of wholly owned subsidiaries of the Company to banks or other financial institutions for borrowed money, in each case, whether such obligations are outstanding at the date of this Note or created or incurred after the date of this Note but prior to the maturity of this Note. The obligations of the Company to which this Note is subordinate and junior in right of payment are sometimes herein referred to as "Senior Indebtedness".

               (A) In the event of any insolvency, bankruptcy, liquidation, reorganization or other similar proceedings, or any receivership proceedings in connection therewith, relative to the Company or its creditors or its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, then all Senior Indebtedness shall first be paid in full, before any payment on account of principal or interest is made upon this Note.

               (B) In any of the proceedings referred to in paragraph (A) above, any payment or distribution of any kind or character, whether in cash, property, stock or obligations which may be payable or deliverable in respect of this Note shall be paid or delivered directly to the holders of Senior Indebtedness for application in payment thereof, unless and until all Senior Indebtedness shall have been paid in full.

               (C) In the event the Company shall default under any Senior Indebtedness obligation held by any bank or other financial institution, which default shall continue without cure or waiver, and the effect of such default is to accelerate the maturity of such obligation or the holder thereof shall cause such obligation to become due prior to the stated maturity thereof or the Company shall not pay such obligation at maturity, the Company will not make, directly or indirectly, to the holder of this Note any payment of any kind of or on account of all or any part of this Note, and the holder of this Note will not accept from the Company any payment of any kind of or on account of all or any part of this Note, unless and until all such Senior Indebtedness shall have been paid in full; and if, with respect to any such default, the holder of such Senior Indebtedness obligation shall have made a demand for payment and commenced an action, suit or other proceeding against the Company, then the holder of this Note may not take, demand, receive, sue for, accelerate or commence any remedial proceedings with respect to any amount payable under this Note during the pendency of such action, suit or other proceeding. Notwithstanding the provisions of the immediately preceding sentence, if any such default shall have continued for 180 days or more, the Company may make and the holder of this Note may accept from the Company all past due and current payments of any kind of or on account of this Note, and such holder may demand, receive, retain, sue for or otherwise seek enforcement or collection of all amounts payable on account of principal of or interest on this Note.

Upon request of any holder of Senior Indebtedness, the holder of this Note will affirm its obligations under this Section 17.

           (b) SUBROGATION. Subject to the payment in full of all Senior Indebtedness as aforesaid, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of any kind or character, whether in cash, property, stock or obligations, which may be payable or deliverable to the holders of Senior Indebtedness, until the principal of, and interest on, this Note shall be paid in full, and, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holder of this Note, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Section 17 which otherwise would have been made to the holder of this Note shall be deemed a payment by the Company on account of the Senior Indebtedness, it being understood that the provisions of this Section 17 are and are intended solely for the purposes of defining the relative rights of the holder of this Note, on the one hand, and the holder of the Senior Indebtedness, on the other hand. Subject to the rights, if any, under this Section 17 of holders of Senior Indebtedness to receive cash, property, stock or obligations otherwise payable or deliverable to the holder of this Note, nothing herein shall either impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder hereof the principal hereof and interest hereon in accordance with its terms and the provisions of this Note or prevent the holder of this

      Note from exercising all remedies otherwise permitted by applicable law or upon default hereunder.

          18. COVENANTS BIND SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          19. GOVERNING LAW. This Note shall be governed and construed in accordance with the laws of the State of New York.

          20. HEADINGS. The headings of the Sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note.

          IN WITNESS WHEREOF, ALLIANCE DATA SYSTEMS CORPORATION has caused this Note to be signed in its corporate name by one of its officers thereunto duly authorized and to be dated as of the day and year first above written.

                               ALLIANCE DATA SYSTEMS CORPORATION



                               By         /s/ [Illegible]
                                 --------------------------------------
                                 Title:  EVP & CFO

                                                              EXHIBIT B

          AMENDMENT TO AMENDED AND RESTATED STOCKHOLDERS AGREEMENT




     AMENDMENT, dated SEPTEMBER 15, 1998, to AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, dated as of August 30, 1996 (as amended to date, the "Stockholders Agreement"), among Alliance Data Systems Corporation (known in the original Stockholders Agreement as World Financial Network Holding Corporation) (the "Issuer"), Limited Commerce Corp. ("Limited Commerce"), Welsh, Carson, Anderson & Stowe VII, L.P., Welsh, Carson, Anderson & Stowe VIII, L.P., the several investors named on Annex I thereto and WCAS Capital Partners III, L.P. ("WCAS CP III").

     WHEREAS, the Issuer and WCAS CP III have entered into a Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), whereby WCAS CP III has agreed to purchase (i) an aggregate of 5,900,000 shares of Common Stock (the "Shares"), par value $.01 per share, of the Issuer, and (ii) the Issuer's 10% Subordinated Note Due September 15, 2008 in the principal amount of $52,000,000;

     WHEREAS, the parties hereto desire to amend the Stockholders Agreement to include the Shares in such agreement and to include WCAS CP III as a party thereto;

    NOW THEREFORE, the parties hereto agree as follows:

          SECTION 1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Stockholders Agreement.

          SECTION 2.  AGREEMENT.    WCAS CP III shall for all purposes be
deemed a "WCAS Investor" and a "Holder" under the Stockholders Agreement. The Shares to be purchased by WCAS CP III pursuant to the Purchase Agreement shall for all purposes be deemed "Common Stock" and "Registrable Securities" under the Stockholders Agreement. WCAS CP III hereby confirms and agrees to be bound by all of the provisions of the Stockholders Agreement.

          SECTION 3.  APPLICABLE LAW.    This Amendment shall be governed by
and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles

          SECTION 4. ORIGINAL AGREEMENT. Except as amended or modified pursuant to this Amendment, the terms of the Stockholders Agreement shall remain in full force and effect.

          SECTION 5. SEVERABILITY. The invalidity or unenforceability of any provisions of this Amendment in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Amendment in such jurisdiction or the validity, legality or enforceability of this Amendment, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

         SECTION 6. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                   ALLIANCE DATA SYSTEMS CORPORATION


                                   By /s/ Edward K. Mims
                                      ---------------------------------------
                                      Title: EVP & CPO


                                   LIMITED COMMERCE CORP.


                                   By /s/ [Illegible]
                                      ---------------------------------------
                                      Title:


                                   WELSH, CARSON, ANDERSON & STOWE VIII, L.P.
                                   By: WCAS VIII Partners, L.P.,
                                       General Partner


                                   By /s/ Laura VanBuren
                                      ---------------------------------------
                                      Title: General Partner


                                   WELSH, CARSON, ANDERSON & STOWE VII, L.P.
                                   By: WCAS VII Partners, L.P.,
                                       General Partner


                                   By /s/ Laura VanBuren
                                      ---------------------------------------
                                      Title: General Partner


                                   WELSH, CARSON, ANDERSON & STOWE VI, L.P.
                                   By: WCAS VI Partners, L.P.,
                                       General Partner


                                   By /s/ Laura VanBuren
                                      ---------------------------------------
                                      Title: General Partner

                                       WCAS INFORMATION PARTNERS, L.P.
                                       By: WCAS INFO Partners,
                                         General Partner


                                       By /s/ Laura VanBuren
                                          ------------------------------
                                          Title:  General Partner
                                                  Attorney-in-fact


                                       WCAS CAPITAL PARTNERS II, L.P.
                                       By: WCAS CP II Partners,
                                         General Partner


                                       By /s/ Laura VanBuren
                                          ------------------------------
                                          Title:  General Partner


                                       WCAS CAPITAL PARTNERS III, L.P.
                                       By: WCAS CP III Partners,
                                         General Partner


                                       By /s/ Laura VanBuren
                                          ------------------------------
                                          Title:  General Partner

                                                        *
                                          ------------------------------
                                          Patrick J. Welsh

                                                        *
                                          ------------------------------
                                          Russell L. Carson

                                                        *
                                          ------------------------------
                                          Bruce K. Anderson

                                                      *
                                       ---------------------------------
                                       Richard H. Stowe


                                                      *
                                       ---------------------------------
                                       Andrew M. Paul


                                                      *
                                       ---------------------------------
                                       Thomas E. McInerney


                                       /s/ Laura VanBuren
                                       ---------------------------------
                                       Laura VanBuren


                                                      *
                                       ---------------------------------
                                       James B. Hoover


                                                      *
                                       ---------------------------------
                                       Robert A. Minicucci


                                                      *
                                       ---------------------------------
                                       Anthony J. deNicola


                                       /s/ David Bellet
                                       ---------------------------------
                                       David Bellet


                                                      *
                                       ---------------------------------
                                       Paul B. Queally

                                       /s/ Lawrence B. Sorrel
                                       ---------------------------------
                                       Lawrence Sorrel



                                       /s/ Priscilla Newman
                                       ---------------------------------
                                       Priscilla Newman


                                       /s/ Rudolph Rupert
                                       ---------------------------------
                                       Rudolph Rupert


                                       /s/ D. Scott Mackesy
                                       ---------------------------------
                                       D. Scott Mackesy


                                      *By: /s/ Laura VanBuren
                                           -----------------------------
                                           Laura VanBuren
                                           Attorney-in-fact